UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 8, 2004

Date of report (Date of earliest event reported)

K-tel International, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	1-07115	41-0946588
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2655 Cheshire Lane North, Suite 100
Plymouth, Minnesota 55447

(Address of principal executive offices, including zip code)

(763) 559-5566

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(c)           Following the death of our former Chief Financial Officer, Dennis Ward, the Company’s Board of Directors appointed Kimmy R. Lockwood to the positions of Principal Financial Officer and Principal Accounting Officer effective September 8, 2004.  Each of our executive officers is appointed to serve until his or her successor is duly appointed by the board or his or her earlier removal or resignation from office.

Ms. Lockwood, age 48, will continue to serve as the Company’s Controller, a position she has held since February 1997.  There are no familial relationships between Ms. Lockwood and any other officer or director of our company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-tel International, Inc.

Date: September 8, 2004	By:	/s/ Kimmy R. Lockwood
Kimmy R. Lockwood
Principal Financial Officer and Principal Accounting Officer